UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2011

Annual Repor t

Legg Mason

Western Asset

Adjustable Rate

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Adjustable Rate Income Fund

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Adjustable Rate Income Fund for the twelve-month reporting period ended May 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

Legg Mason Western Asset Adjustable Rate Income Fund	III

Investment commentary

Economic review

While economic indicators were somewhat mixed, the U.S. economy continued to expand over the twelve months ended May 31, 2011. Looking back, beginning with the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, toward the end of the reporting period, concerns regarding the sustainability of the economic recovery returned, negatively impacting some sectors of the equity and fixed-income markets. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than has been realized during most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. The Commerce Department then reported that first quarter 2011 GDP growth was 1.9%. This moderation in growth during the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, while there were some periods of improvement during the reporting period, unemployment remained stubbornly high. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then took two steps backward, as unemployment rose to 9.0% in April and 9.1% in May. Based on U.S. Department of Labor figures, the private sector — which represents roughly 70% of the total U.S. workforce — added only 83,000 jobs in May, the smallest amount since June 2010. As of the end of the reporting period, approximately 13.9 million Americans looking for work had yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 3.8% in April and May, respectively. At the end of May, the inventory of unsold homes was a 9.3 month supply at the current sales level, versus a 9.0 month supply in April. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $166,500 in May 2011, down 4.6% from May 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened at the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-two consecutive months since it began expanding (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) in August 2009. In January

IV	Legg Mason Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan.

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sell-offs in mid-November 2010 and in mid-February, mid-March and May 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 2010 meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with its previously announced program to use the proceeds of expiring securities to purchase Treasuries, means the Fed could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

At its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rateiv at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” The Fed also announced that it will complete its $600 billion Treasury securities purchase program at the end of June.

Fixed-income market review

Most spread sectors (non-Treasuries) started the reporting period on the right foot, as they produced positive absolute returns in June and July, given robust investor demand for these securities. This rally was interrupted by a bout of risk

Legg Mason Western Asset Adjustable Rate Income Fund	V

aversion in August, with fears that the economy might slip back into a recession. Due to expectations for additional quantitative easing, most spread sectors rallied in September and October, before weakening again in the middle of November as the European sovereign debt crisis again took center stage. Most U.S. spread sectors then rallied through the end of April 2011. However, emerging market debt produced mixed results given uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and the devastating earthquake and tsunami in Japan. In May, the U.S. spread sectors generally posted positive results, but underperformed equal-durationv Treasuries. This occurred as economic data were often worse-than-expected and Treasuries rallied sharply given increased investor risk aversion.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended May 31, 2011. When the period began, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. Yields largely declined during much of the next five months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed, but then declined in April and May largely due to disappointing economic data. When the period ended on May 31, 2011, two-year Treasury yields were 0.45% and ten-year Treasury yields were 3.05%. For the twelve months ended May 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.84%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexvii returned 18.10% for the twelve months ended May 31, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund, under normal circumstances, invests at least 80% of its assets in adjustable-rate securities. Unlike fixed-rate securities, the interest rates of the Fund’s adjustable-rate securities are periodically readjusted (typically between one and thirty-six months) to reflect current changes in interest rates. Securities in which the Fund may invest include mortgage-backed securities (“MBS”) (including U.S. government and privately-issued MBS), asset-backed securities (“ABS”), collateralized mortgage obligations, mortgage-related derivative securities (including government stripped MBS), U.S. government securities, corporate loans and corporate debt securities. The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds. We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value. Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended May 31, 2011, risk appetite was generally strong as investors sought incremental yields given the low rates available from short-term fixed-income securities. Also supporting the spread sectors (non-U.S. Treasuries) were continued positive economic growth, generally improving corporate profits and strengthening corporate balance sheets.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These “flights to quality” were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 3.31%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing expectations regarding the economy and uncertainties regarding Federal Reserve Board (“Fed”)iii monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On May 31, 2011, yields on two- and ten-year Treasuries were 0.45% and 3.05%, respectively. The Barclays Capital U.S. Aggregate Indexiv returned 5.84% for the twelve months ended May 31, 2011.

2	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We significantly increased our exposure to government agency securities as we felt they were attractively valued. We pared the Fund’s exposures to non-agency MBS and collateralized senior loans given their strong performance and in an effort to reduce the Fund’s overall risk exposure.

During the reporting period, we utilized Eurodollar futures and U.S. Treasury futures to manage the portfolio’s duration and yield curvev exposure. The use of these derivative instruments positively contributed to performance.

Performance review

For the twelve months ended May 31, 2011, Class A shares of Legg Mason Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 5.20%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexvi, returned 0.20% for the same period. The Lipper Short-Intermediate Investment Grade Debt Funds Category Average1 returned 5.32% over the same time frame.

Performance Snapshot as of May 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Adjustable Rate Income Fund:
Class A	1.57%	5.20%
Class B	1.24%	4.27%
Class C	1.32%	4.65%
Class I	1.52%	5.23%
Citigroup 6-Month U.S. Treasury Bill Index	0.09%	0.20%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average[1]	1.67%	5.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 153 funds for the six-month period and among the 150 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	3

The 30-Day SEC Yields for the period ended May 31, 2011 for Class A, Class B, Class C and Class I shares were 0.65%, 0.22%, 0.04% and 0.94%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2010, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.90%, 1.78%, 1.49% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight exposure to non-agency MBS. The asset class performed well as prices improved and principal paydowns remained steady during the fiscal year.

The Fund’s overweight to high-yield bonds was also beneficial for performance, as spreads in the asset class narrowed due to generally strong demand and low default rates. Within the high-yield market, the Fund’s overweights to the Industrials and Utilities sectors enhanced results. Of our high-yield holdings, overweights in Golden Nugget Inc., Univision Communications Inc., Neiman-Marcus Group Inc., Energy Future Intermediate Holding Co. LLC and Ashmore Energy International were the top performers.

Elsewhere, the Fund’s overweight to agency MBS and our yield curve positioning contributed to performance. From a yield curve perspective, the Fund’s overweight, relative to the benchmark, to the intermediate segment of the curve was a positive for results as interest rates declined during the fiscal year.

Finally, an overweight to investment grade corporate bonds contributed to performance. Benefiting the Fund the most were its overweight exposures to the Financials and Industrials sectors. Among our investment grade corporate holdings, overweight positions in Citigroup Inc., Morgan Stanley and Vodafone Group PLC were the best performers.

Q. What were the leading detractors from performance?

A. Modestly detracting from the Fund’s relative performance during the reporting period was our cash position, given the low yields available from short-term money market instruments. The Fund’s overweight exposure to investment grade corporate bonds in the Utilities sector was also a slight detractor from performance.

Thank you for your investment in Legg Mason Western Asset Adjustable Rate Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 14, 2011

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the

4	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Fund overview (cont’d)

Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2011 were: Corporate Bonds & Notes (36.8%), Collateralized Mortgage Obligations (22.3%), U.S. Government & Agency Obligations (20.4%), Asset-Backed Securities (13.0%) and Collateralized Senior Loans (5.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2011 and May 31, 2010 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2010 and held for the six months ended May 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period[3]
Class A	1.57%	$1,000.00	$1,015.70	0.90%	$4.52	Class A	5.00%	$1,000.00	$1,020.44	0.90%	$4.53
Class B	1.24	1,000.00	1,012.40	1.51	7.58	Class B	5.00	1,000.00	1,017.40	1.51	7.59
Class C	1.32	1,000.00	1,013.20	1.48	7.43	Class C	5.00	1,000.00	1,017.55	1.48	7.44
Class I	1.52	1,000.00	1,015.20	0.71	3.57	Class I	5.00	1,000.00	1,021.39	0.71	3.58

[1]	For the six months ended May 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 5/31/11	5.20%	4.27%	4.65%	5.23%
Five Years Ended 5/31/11	1.61	1.08	1.08	1.77
Ten Years Ended 5/31/11	2.06	1.58	1.54	N/A
Inception* through 5/31/11	3.23	3.43	3.15	1.96

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 5/31/11	2.88%	-0.73%	4.65%	5.23%
Five Years Ended 5/31/11	1.15	0.91	1.08	1.77
Ten Years Ended 5/31/11	1.83	1.58	1.54	N/A
Inception* through 5/31/11	3.06	3.43	3.15	1.96

Cumulative total returns
Without sales charges[1]
Class A (5/31/01 through 5/31/11)	22.62%
Class B (5/31/01 through 5/31/11)	16.96
Class C (5/31/01 through 5/31/11)	16.46
Class I (Inception date of 10/17/02 through 5/31/11)	18.20

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred.

*	Inception dates for Class A, Class B, Class C and Class I shares are April 18, 1997, November 6, 1992, June 22, 1992 and October 17, 2002, respectively.

8	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Western Asset Adjustable Rate Income Fund vs. Citigroup 6-Month U.S. Treasury Bill Index† — May 2001 - May 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Western Asset Adjustable Rate Income Fund on May 31, 2001, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Citigroup 6-Month U.S. Treasury Bill Index. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	9

Spread duration (unaudited)

Economic exposure — May 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Citi 6M T-Bill	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA ARI	— Legg Mason Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

10	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Citi 6M T-Bill	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA ARI	— Legg Mason Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	11

Schedule of investments

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 36.8%
Consumer Discretionary — 0.7%
Automobiles — 0.5%
American Honda Finance Corp., Senior Notes	0.638%	11/7/12	$500,000	$499,184	(a)(b)
Volkswagen International Finance NV, Senior Notes	0.917%	4/1/14	840,000	843,560	(a)(b)
Total Automobiles				1,342,744
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	19,500
Hotels, Restaurants & Leisure — 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	30,300
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	45,200
CCM Merger Inc., Notes	8.000%	8/1/13	15,000	15,075	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	40,000	36,500
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	5,000	5,181
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	10,000	10,900
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	17,400
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	35,000	40,775
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	20,000	20,900	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	20,000	23,475
Station Casinos Inc., Senior Notes	7.750%	8/15/16	40,000	4	(c)(d)
Total Hotels, Restaurants & Leisure				245,710
Media — 0.1%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	30,000	28,650	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	20,050	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	90,000	95,175
Total Media				143,875
Textiles, Apparel & Luxury Goods — 0.0%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	30,000	34,350
Total Consumer Discretionary				1,786,179
Consumer Staples — 1.0%
Beverages — 0.7%
Coca-Cola Co., Senior Notes	0.311%	5/15/12	710,000	710,861	(b)
PepsiCo Inc., Senior Notes	0.308%	7/15/11	660,000	660,173	(b)
PepsiCo Inc., Senior Notes	0.347%	5/10/13	430,000	430,678	(b)
Total Beverages				1,801,712
Food Products — 0.3%
Archer-Daniels-Midland Co., Senior Notes	0.422%	8/13/12	700,000	701,246	(b)

See Notes to Financial Statements.

12	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	$10,000	$10,125
Total Consumer Staples				2,513,083
Energy — 0.3%
Energy Equipment & Services — 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	35,000	37,012
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	15,000	16,013	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	91,350
Total Energy Equipment & Services				144,375
Oil, Gas & Consumable Fuels — 0.2%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	20,000	23,200
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	105,000	117,600
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	44,600
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	163,014
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	70,000	73,948	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	20,000	22,700
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	11,100
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	23,300
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	59,000	81,639
Total Oil, Gas & Consumable Fuels				561,101
Total Energy				705,476
Financials — 28.9%
Capital Markets — 7.7%
Credit Suisse AG, Senior Notes	1.241%	1/14/14	2,750,000	2,778,567	(b)
Goldman Sachs Group Inc., Bonds	0.518%	11/9/11	2,600,000	2,604,454	(b)
Goldman Sachs Group Inc., Notes	0.450%	2/6/12	2,000,000	2,000,550	(b)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,000,000	565,000	(a)(c)(d)
Macquarie Bank Ltd.	2.600%	1/20/12	2,060,000	2,089,454	(a)
Merrill Lynch & Co. Inc., Senior Notes	0.540%	6/5/12	2,470,000	2,464,075	(b)
Morgan Stanley, Senior Notes	1.161%	12/1/11	1,000,000	1,004,843	(b)
Morgan Stanley, Senior Notes	0.659%	6/20/12	2,710,000	2,723,219	(b)
Morgan Stanley, Senior Notes	2.761%	5/14/13	1,320,000	1,359,378	(b)
NIBC Bank NV, Senior Notes	0.634%	12/2/14	2,570,000	2,575,335	(a)(b)
Total Capital Markets				20,164,875
Commercial Banks — 8.3%
American Express Bank FSB, Senior Notes	0.350%	6/12/12	1,016,000	1,013,833	(b)
Australia & New Zealand Banking Group Ltd., Notes	0.494%	7/7/12	500,000	499,949	(a)(b)
BNP Paribas, Senior Notes	1.190%	1/10/14	550,000	552,851	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	13

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Citibank N.A., Senior Notes	0.261%	11/15/12	$3,000,000	$3,004,869	(b)
Danske Bank A/S, Senior Notes	1.331%	4/14/14	690,000	690,603	(a)(b)
Dexia Credit Local, Senior Notes	0.753%	4/29/14	910,000	908,461	(a)(b)
Dexia Credit Local NY, Senior Notes	0.710%	3/5/13	1,400,000	1,396,584	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,124,226	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	531,346	(a)
Glitnir Banki HF, Senior Notes	5.829%	1/18/12	2,500,000	756,250	(a)(b)(c)(d)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	2,000,000	150,000	(a)(b)(c)(d)
Nordea Eiendomskreditt AS, Secured Bonds	0.714%	4/7/14	1,390,000	1,390,035	(a)(b)
PNC Financial Services Group Inc., Notes	0.505%	4/1/12	3,000,000	3,008,307	(b)
Wells Fargo & Co., Senior Notes	0.364%	1/24/12	2,500,000	2,501,920	(b)
Westpac Banking Corp., Senior Notes	0.574%	10/21/11	2,500,000	2,503,253	(a)(b)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,666,981	(a)
Total Commercial Banks				21,699,468
Consumer Finance — 1.1%
Ally Financial Inc., Notes	2.200%	12/19/12	2,180,000	2,240,933
Ally Financial Inc., Senior Notes	7.500%	12/31/13	704,000	767,360
Total Consumer Finance				3,008,293
Diversified Financial Services — 7.2%
Citigroup Inc.	2.125%	4/30/12	1,500,000	1,526,255
Citigroup Inc., Senior Notes	0.434%	3/16/12	2,500,000	2,496,118	(b)
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	734,890
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/11	1,140,000	1,138,322	(a)
General Electric Capital Corp., Senior Notes	0.331%	8/15/11	2,500,000	2,501,560	(b)
General Electric Capital Corp., Senior Notes	0.444%	7/27/12	1,850,000	1,852,066	(b)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	2,470,000	2,537,493
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	158,900
JPMorgan Chase & Co., Senior Notes	0.434%	12/21/11	2,070,000	2,072,194	(b)
JPMorgan Chase & Co., Senior Notes	0.349%	2/22/12	2,500,000	2,502,295	(b)
SSIF Nevada LP, Senior Notes	0.981%	4/14/14	1,400,000	1,401,215	(a)(b)
Total Diversified Financial Services				18,921,308
Insurance — 2.4%
American International Group Inc., Senior Notes	3.750%	11/30/13	620,000	626,572	(a)
Berkshire Hathaway Finance Corp., Senior Notes	0.408%	1/13/12	1,040,000	1,041,044	(b)
Berkshire Hathaway Inc., Senior Notes	0.447%	2/10/12	530,000	530,796	(b)
MetLife Inc., Senior Notes	1.520%	8/6/13	800,000	810,132	(b)
Metropolitan Life Global Funding I, Notes	0.683%	7/13/11	1,170,000	1,170,607	(a)(b)

See Notes to Financial Statements.

14	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Suncorp-Metway Ltd., Senior Notes	1.778%	7/16/12	$1,970,000	$2,003,618	(a)(b)
Total Insurance				6,182,769
Thrifts & Mortgage Finance — 2.2%
U.S. Central Federal Credit Union, Notes	0.275%	10/19/11	830,000	830,475	(b)
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	5,000,000	5,022,795
Total Thrifts & Mortgage Finance				5,853,270
Total Financials				75,829,983
Health Care — 1.0%
Health Care Providers & Services — 0.4%
HCA Inc., Senior Secured Notes	9.625%	11/15/16	290,000	311,025	(e)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	629,153
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	5,000	5,200	(e)
US Oncology Inc.	9.125%	8/15/17	20,000	450	(c)(d)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	20,950
Total Health Care Providers & Services				966,778
Pharmaceuticals — 0.6%
Johnson & Johnson, Senior Notes	0.348%	5/15/14	900,000	902,128	(b)
Sanofi, Senior Notes	0.618%	3/28/14	700,000	703,560	(b)
Total Pharmaceuticals				1,605,688
Total Health Care				2,572,466
Industrials — 1.4%
Aerospace & Defense — 0.0%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	100,000	103,500
Airlines — 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	40,000	42,250	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	22,969	23,516
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	9,000	9,742	(a)
Total Airlines				75,508
Commercial Services & Supplies — 0.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	25,000	28,187
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	10,000	11,388	(a)
Total Commercial Services & Supplies				39,575
Industrial Conglomerates — 0.0%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	30,000	33,450
Machinery — 1.3%
Caterpillar Financial Services Corp., Senior Notes	1.059%	6/24/11	2,500,000	2,501,647	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	15

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Machinery — continued
Caterpillar Inc., Senior Notes	0.352%	11/21/12	$800,000	$800,353	(b)
Total Machinery				3,302,000
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	49,000	59,290
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	24,000	26,700
Total Road & Rail				85,990
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000	105,500	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	42,200
Total Trading Companies & Distributors				147,700
Total Industrials				3,787,723
Information Technology — 1.6%
IT Services — 1.6%
Ceridian Corp., Senior Notes	12.250%	11/15/15	21,300	22,392	(e)
International Business Machines Corp., Senior Notes	0.853%	7/28/11	2,700,000	2,703,102	(b)
International Business Machines Corp., Senior Notes	0.340%	6/15/12	1,370,000	1,371,293	(b)
Total IT Services				4,096,787
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	40,000	44,800	(a)
Total Information Technology				4,141,587
Materials — 0.2%
Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	360,000	395,108
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	15,000	16,013
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	6,111
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	6,000	7,207
Total Metals & Mining				424,439
Paper & Forest Products — 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	51,375
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	55,000	53,350
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	29,775
Total Paper & Forest Products				134,500
Total Materials				558,939
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.5%
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	9,000	9,889
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,275
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	175,000	186,375

See Notes to Financial Statements.

16	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Qwest Corp., Senior Notes	3.560%	6/15/13	$180,000	$185,850	(b)
Verizon Communications Inc., Senior Notes	0.919%	3/28/14	840,000	847,784	(b)
Total Diversified Telecommunication Services				1,235,173
Wireless Telecommunication Services — 0.4%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	16,013
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	185,250
Vodafone Group PLC, Notes	0.535%	2/27/12	1,000,000	1,001,410	(b)
Total Wireless Telecommunication Services				1,202,673
Total Telecommunication Services				2,437,846
Utilities — 0.8%
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	240,900
AES Corp., Senior Notes	8.000%	10/15/17	110,000	119,488
Edison Mission Energy, Senior Notes	7.625%	5/15/27	30,000	22,800
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	795,455
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	109,121
Total Independent Power Producers & Energy Traders				1,287,764
Multi-Utilities — 0.3%
DTE Energy Co., Senior Notes	0.970%	6/3/13	370,000	369,859	(b)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	520,947
Total Multi-Utilities				890,806
Total Utilities				2,178,570
Total Corporate Bonds & Notes (Cost — $100,767,024)				96,511,852
Asset-Backed Securities — 13.0%
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.244%	7/25/32	1,689,458	1,439,730	(b)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.894%	8/25/32	356,422	284,786	(b)
ARI Fleet Lease Trust, 2010-A A	1.648%	8/15/18	346,030	348,414	(a)(b)
Business Loan Express, 2001-2A A	0.774%	1/25/28	790,171	472,853	(a)(b)
Business Loan Express, 2002-1A A	0.744%	7/25/28	535,675	461,342	(a)(b)
Business Loan Express, 2002-AA A	0.844%	6/25/28	509,629	344,665	(a)(b)
Business Loan Express, 2003-AA A	1.148%	5/15/29	957,290	678,654	(a)(b)
Chase Issuance Trust, 2006-A5 A	0.218%	11/15/13	2,490,000	2,489,179	(b)
Citibank Credit Card Issuance Trust, 2009-A1 A1	1.948%	3/17/14	1,300,000	1,317,306	(b)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	1,400,000	1,419,199	(a)
GSAMP Trust, 2006-SEA1 A	0.494%	5/25/36	1,555,343	1,302,414	(a)(b)
Honda Auto Receivables Owner Trust, 2011-2 A2	0.570%	7/18/13	2,630,000	2,630,411

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	17

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
NCUA Guaranteed Notes, 2010-A1 A	0.554%	12/7/20	$3,542,455	$3,552,445	(b)
New Century Home Equity Loan Trust, 2004-2 M2	0.814%	8/25/34	5,889,000	4,977,845	(b)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.619%	5/25/33	667,723	385,984	(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.054%	6/25/33	917,853	794,597	(b)
Renaissance Home Equity Loan Trust, 2003-2 A	0.634%	8/25/33	825,971	757,307	(b)
Renaissance Home Equity Loan Trust, 2003-3 A	0.694%	12/25/33	2,537,859	2,136,086	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	21,136	22,365
SACO I Trust, 2006-5 1A	0.494%	4/25/36	604,854	212,834	(b)
Saxon Asset Securities Trust, 2003-1 M1	1.244%	6/25/33	698,027	569,256	(b)
SLM Student Loan Trust, 2003-11 A4	0.500%	6/15/20	296,010	295,329	(b)
SLM Student Loan Trust, 2004-4 A4	0.404%	1/25/19	1,237,752	1,233,224	(b)
SLM Student Loan Trust, 2005-05 A2	0.354%	10/25/21	417,558	416,156	(b)
SLM Student Loan Trust, 2006-4 A4	0.354%	4/25/23	492,404	491,333	(b)
SLM Student Loan Trust, 2006-8 A3	0.294%	1/25/18	1,129,634	1,127,948	(b)
SLM Student Loan Trust, 2007-2 A2	0.274%	7/25/17	726,953	721,796	(b)
SLM Student Loan Trust, 2008-5 A2	1.374%	10/25/16	414,386	419,364	(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.874%	1/25/34	118,169	94,981	(b)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.874%	1/25/33	556,810	466,243	(b)
Toyota Auto Receivables Owner Trust, 2011-A A2	0.610%	5/15/13	2,200,000	2,201,674
Total Asset-Backed Securities (Cost — $37,826,182)				34,065,720
Collateralized Mortgage Obligations — 22.3%
American Home Mortgage Assets, 2006-4 1A12	0.404%	10/25/46	3,857,619	2,173,342	(b)
Banc of America Funding Corp., 2007-C 5A1	2.870%	5/20/36	63,169	50,747	(b)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.747%	3/25/33	41,832	43,146	(b)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.694%	4/25/35	612,959	522,138	(b)
Bear Stearns ARM Trust, 2004-12 1A1	2.743%	2/25/35	572,926	450,970	(b)
Bear Stearns ARM Trust, 2005-6 1A1	2.926%	8/25/35	2,070,569	1,564,947	(b)
Bear Stearns ARM Trust, 2006-4 1A1	2.837%	10/25/36	323,255	215,550	(b)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	0.794%	10/25/33	1,997,677	1,848,868	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.494%	8/25/35	14,592	10,475	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.484%	10/25/35	45,849	30,962	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.394%	1/25/36	20,954	14,251	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.424%	7/25/36	139,155	89,113	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.694%	12/25/17	1,071,253	1,012,256	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-20 3A6	0.644%	7/25/18	154,280	153,985	(b)

See Notes to Financial Statements.

18	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	3.160%	9/25/33	$747,833	$699,026	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.644%	6/25/34	789,214	672,111	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.761%	2/25/48	701,361	703,411	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.911%	12/29/45	1,203,023	1,204,467	(a)(b)(f)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.216%	6/1/28	341,631	335,567	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.189%	1/25/28	390,226	413,941	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.835%	3/25/42	2,741,292	2,903,141	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	4.273%	8/25/43	3,298,282	3,396,337	(b)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.810%	3/25/27	739,616	743,107	(b)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.494%	10/25/35	1,248,905	1,252,802	(b)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.594%	8/25/33	2,147,103	2,157,642	(b)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.984%	8/25/42	2,721,028	2,905,999	(b)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.594%	5/25/42	475,351	473,772	(b)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.445%	6/25/30	674,305	656,667	(b)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.646%	4/18/29	1,694,976	55,621	(b)(d)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	341,290	341,097
Government National Mortgage Association (GNMA), 2011-H07 FA	0.696%	2/20/61	628,871	628,972	(b)
GS Mortgage Securities Corp. II, 2000-1A A	0.896%	3/20/23	515,024	424,859	(a)(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.317%	3/6/20	840,000	824,526	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.754%	5/25/35	443,662	310,247	(b)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.717%	6/19/34	1,131,276	827,216	(b)
IMPAC CMB Trust, 2003-8 1A2	1.194%	10/25/33	88,113	81,935	(b)
IMPAC Secured Assets Corp., 2004-3 1A4	0.994%	11/25/34	276,015	261,532	(b)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.135%	10/25/35	1,961,417	1,585,508	(b)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.105%	9/15/29	687,420	14,821	(b)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.376%	10/15/35	1,363,314	68,899	(b)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.624%	2/25/35	974,539	956,593	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.656%	1/8/20	759,157	760,106	(b)
New York Mortgage Trust Inc., 2005-2 A	0.524%	8/25/35	912,295	812,131	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	19

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations —continued
Residential Accredit Loans Inc., 2003-QA1 A1	0.874%	12/25/33	$1,346,955	$1,291,349	(b)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	18,116	19,533
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	14,457	14,658
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	26,979	27,412
Residential Asset Securitization Trust, 2003-A5 A5	0.694%	6/25/33	787,700	763,447	(b)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.644%	11/25/33	779,507	738,126	(b)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.594%	5/25/34	646,502	624,381	(b)
Sequoia Mortgage Trust, 2002-9 2A	2.095%	9/20/32	491,524	465,180	(b)
Sequoia Mortgage Trust, 2003-2 A1	0.856%	6/20/33	466,199	418,072	(b)
Structured ARM Loan Trust, 2004-01 2A	0.504%	2/25/34	294,540	231,832	(b)
Structured ARM Loan Trust, 2004-17 A1	1.102%	11/25/34	961,802	859,816	(b)
Structured ARM Loan Trust, 2004-2 1A1	2.987%	3/25/34	661,935	654,721	(b)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.794%	7/25/32	977,493	951,014	(b)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	2.635%	12/27/35	1,495,948	849,633	(b)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.574%	12/27/35	948,989	122,992	(b)
Structured Asset Securities Corp., 1998-3 M1	1.194%	3/25/28	1,050,345	959,501	(b)
Structured Asset Securities Corp., 1998-8 M1	1.134%	8/25/28	2,321,447	1,857,198	(b)
Structured Asset Securities Corp., 2002-11A 1A1	2.062%	6/25/32	317,298	313,021	(b)
Structured Asset Securities Corp., 2002-18A 1A1	2.868%	9/25/32	98,966	85,426	(b)
Structured Asset Securities Corp., 2003-08 2A9	0.694%	4/25/33	456,373	428,797	(b)
Structured Asset Securities Corp., 2005-RF3 2A	4.049%	6/25/35	1,711,721	1,480,634	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.094%	3/25/44	196,965	179,677	(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.865%	8/20/35	1,355,363	972,984	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.344%	6/25/33	2,021,920	1,991,545	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR2 A	1.695%	4/25/44	703,412	563,356	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.276%	5/25/46	1,284,761	731,157	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR09 1A	1.306%	8/25/46	98,180	63,482	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.570%	9/25/36	1,219,343	941,209	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.266%	8/25/46	1,575,202	901,679	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR7 2A	1.286%	7/25/46	3,457,005	2,242,625	(b)

See Notes to Financial Statements.

20	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations —continued
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.755%	11/25/34	$1,791,394	$1,746,247	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR11 A6	5.203%	8/25/36	200,000	181,476	(b)
Wells Fargo Mortgage Backed Securities Trust, PAC, 2003-5 A4	0.594%	5/25/33	135,904	131,533	(b)
Total Collateralized Mortgage Obligations (Cost —$66,654,421)				58,456,516
Collateralized Senior Loans — 5.9%
Consumer Discretionary — 3.2%
Auto Components — 0.3%
Allison Transmission Inc., Term Loan B	2.960%	8/7/14	917,873	913,857	(g)
Hotels, Restaurants & Leisure — 0.9%
Aramark Corp., Term Loan	2.119 - 2.182%	1/27/14	279,758	276,609	(g)
Aramark Corp., Term Loan	3.494 - 3.557%	7/26/16	608,838	609,504	(g)
Golden Nugget Inc., Delayed Draw Term Loan	3.200%	6/30/14	993,117	875,599	(g)
Las Vegas Sands LLC, Delayed Draw Term Loan	3.000%	11/23/16	127,668	125,753	(g)
Las Vegas Sands LLC, Term Loan B	3.000%	11/23/16	505,461	497,564	(g)
Total Hotels, Restaurants & Leisure				2,385,029
Media — 1.3%
Cengage Learning Acquisitions Inc., Term Loan	2.440%	7/3/14	965,000	901,974	(g)
Charter Communications Operating LLC, Term Loan C	3.560%	9/6/16	861,604	863,621	(g)
Univision Communications Inc.	4.441%	3/31/17	874,148	846,503	(g)
UPC Holding BV, Term Loan N	1.961%	12/31/14	648,288	644,236	(g)
UPC Holding BV, Term Loan T2	3.711%	12/30/16	85,406	85,726	(g)
Total Media				3,342,060
Multiline Retail — 0.3%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	925,000	921,210	(g)
Specialty Retail — 0.4%
Michaels Stores Inc., Term Loan B2	4.813%	7/31/16	925,337	929,643	(g)
Total Consumer Discretionary				8,491,799
Health Care — 0.9%
Health Care Providers & Services — 0.9%
Community Health Systems Inc., Delayed Draw Term Loan	2.441 -2.504%	7/25/14	30,657	29,678	(g)
Community Health Systems Inc., Term Loan	3.691 -3.754%	1/25/17	299,298	292,471	(g)
Community Health Systems Inc., Term Loan B	2.441 -2.504%	7/25/14	595,670	576,646	(g)
HCA Inc., Term Loan B1	2.557%	11/18/13	630,983	628,790	(g)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	21

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Health Management Associates Inc., Term Loan B	2.057%	2/28/14	$902,095	$882,812	(g)
Total Health Care				2,410,397
Industrials — 1.0%
Aerospace & Defense — 0.3%
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.191 -2.307%	3/26/14	720,081	634,571	(g)
Airlines — 0.2%
DAE Aviation Holdings Inc., Term Loan B1	5.250 -5.280%	7/31/14	563,937	566,756	(g)
Commercial Services & Supplies — 0.3%
US Investigations Services Inc., Term Loan	3.059%	2/21/15	788,764	781,862	(g)
Industrial Conglomerates — 0.2%
Pinafore LLC, Term Loan B	4.250%	9/29/16	492,077	494,282	(g)
Marine — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	6,601	6,601	(f)(g)
Total Industrials				2,484,072
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Term Loan B	4.195%	3/23/18	395,228	369,942	(g)
First Data Corp., Term Loan B2	2.945%	9/24/14	479,348	449,664	(g)
Total Information Technology				819,606
Materials — 0.1%
Paper & Forest Products — 0.1%
Georgia-Pacific Corp., Term Loan B1	2.307 -2.310%	12/21/12	316,683	316,772	(g)
Utilities — 0.4%
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.706 -4.768%	10/10/17	930,144	736,500	(g)
Independent Power Producers & Energy Traders — 0.1%
NRG Holdings Inc., Term Loan	2.057%	2/1/13	37,122	37,108	(g)
NRG Holdings Inc., Term Loan	3.461 - 3.557%	8/31/15	246,260	246,818	(g)
Total Independent Power Producers & Energy Traders				283,926
Total Utilities				1,020,426
Total Collateralized Senior Loans (Cost — $15,885,801)				15,543,072
U.S. Government & Agency Obligations — 20.4%
U.S. Government Agencies — 20.4%
Federal Farm Credit Bank (FFCB), Bonds	0.230%	10/15/13	2,000,000	2,000,188	(b)
Federal Home Loan Bank (FHLB), Bonds	0.116%	8/1/11	1,000,000	1,000,029	(b)

See Notes to Financial Statements.

22	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC)	0.141%	12/29/11	$2,500,000	$2,500,670	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.940%	8/1/29	42,719	43,103	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.602%	8/1/32	252,398	254,630	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.225%	8/1/32	32,963	33,078	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.445%	12/1/26	200,292	210,622	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.681%	7/1/29	111,129	117,026	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.687%	7/1/29	284,901	299,513	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.439%	7/1/33	1,013,163	1,044,473	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.645%	8/1/25	111,181	112,132	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.899%	12/1/30	43,024	43,414	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Fifteen Year	6.000%	6/1/11	18	18
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,676	3,033
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.625%	9/21/12	1,650,000	1,652,086
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.159%	5/6/13	3,500,000	3,506,240	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.500%	12/1/23	175,752	184,736	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	3.240%	2/1/24	112,471	113,296	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.303%	4/1/26	597,872	623,393	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.406%	6/1/29	1,046,271	1,098,528	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.659%	7/1/29	300,265	315,799	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.691%	3/1/31	244,619	257,108	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.575%	5/1/31	5,864	5,878	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.654%	3/1/33	1,969,367	2,066,466	(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.469%	10/1/33	336,027	351,702	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	23

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.810%	5/1/33	$988,430	$1,035,927	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.551%	7/1/27	61,349	61,865	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	4.933%	12/1/30	140,177	140,996	(b)
Federal National Mortgage Association (FNMA)	2.028%	4/1/33	454,720	475,604	(b)
Federal National Mortgage Association (FNMA), 11th District COFI	5.496%	2/1/31	866,329	923,847	(b)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.482%	5/1/30	445,151	448,697	(b)
Federal National Mortgage Association (FNMA), Notes	0.183%	7/26/12	4,000,000	4,003,256	(b)
Federal National Mortgage Association (FNMA), Notes	0.215%	11/23/12	3,000,000	3,003,660	(b)
Federal National Mortgage Association (FNMA), Notes	0.350%	12/3/12	2,250,000	2,253,067	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.543%	11/1/18	232,116	245,352	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.493%	4/1/20	73,218	77,374	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.496%	7/1/21	74,676	75,573	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.565%	8/1/22	49,491	52,335	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.712%	7/1/23	72,520	76,707	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.899%	8/1/23	85,963	86,370	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.679%	2/1/24	184,015	193,920	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.334%	4/1/25	450,867	469,346	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.429%	12/1/25	63,778	66,810	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.586%	1/1/27	161,974	170,688	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.683%	7/1/27	273,783	288,562	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.701%	8/1/27	183,584	193,097	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.325%	2/1/28	29,053	30,327	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.536%	3/1/28	109,783	110,753	(b)

See Notes to Financial Statements.

24	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.638%	2/1/29	$248,877	$261,434	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.656%	8/1/29	423,229	445,449	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.518%	11/1/29	345,690	363,468	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.880%	1/1/30	164,754	165,868	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.862%	12/1/30	764,284	807,386	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.536%	1/1/31	204,067	214,092	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.421%	2/1/31	234,288	244,578	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.531%	3/1/31	145,075	152,551	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.336%	4/1/31	128,468	134,443	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.379%	4/1/31	283,412	296,211	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.589%	7/1/31	144,615	151,776	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.625%	9/1/31	541,037	565,080	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.889%	9/1/31	84,171	88,078	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.780%	10/1/31	164,071	165,690	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.375%	6/1/32	64,286	64,478	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.722%	7/1/32	363,363	369,023	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.374%	9/1/32	522,398	542,604	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.341%	12/1/32	970,470	1,012,845	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.465%	1/1/33	164,329	172,388	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.540%	1/1/33	264,304	265,234	(b)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.512%	5/1/33	636,188	665,309	(b)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.733%	8/1/32	273,204	285,259	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	25

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.591%	12/1/20	$375,863	$378,899	(b)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.450%	6/1/24	10,223	10,450	(b)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.660%	7/1/24	270,392	276,431	(b)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.130%	9/1/24	264,405	268,384	(b)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.233%	9/1/24	753,294	772,352	(b)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.875%	11/1/31	73,448	76,056	(b)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.165%	1/1/33	508,445	530,885	(b)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.050%	5/1/33	1,500,225	1,565,197	(b)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.055%	6/1/33	941,682	982,293	(b)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	5.118%	6/1/30	1,145,200	1,217,977	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	102,235	106,242	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	6/20/17	126,732	132,117	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	451,039	467,664	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	136,053	141,046	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	148,759	154,590	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	6/20/22	929,031	968,501	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	8/20/22	233,011	241,163	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	10/20/22	591,513	610,629	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	11/20/22	314,387	324,548	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	12/20/22	121,576	125,505	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	5/20/23	195,735	204,051	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	1/20/24	151,311	156,769	(b)

See Notes to Financial Statements.

26	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	3/20/24	$329,311	$341,189	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	5/20/26	192,652	200,837	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	9/20/27	366,083	378,891	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.125%	10/20/27	354,938	366,409	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	4/20/32	458,104	477,566	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	5/20/32	148,835	155,158	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	7/20/32	1,023,985	1,059,808	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	8/20/32	669,086	692,493	(b)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	9/20/32	147,461	152,619	(b)
Total U.S. Government & Agency Obligations (Cost — $52,362,782)				53,291,257
			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,545	285,106	*(f)
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	13,290	*(a)
Materials — 0.0%
Chemicals — 0.0%
Georgia Gulf Corp.			935	26,498	*
Total Common Stocks (Cost — $339,880)				324,894

Security		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings (Cost — $0)		4/28/14	21	0	*(d)(f)
Total Investments before Short-Term Investments (Cost — $273,836,090)				258,193,311

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	27

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.1%
Commercial Paper — 1.0%
Natixis U.S. Finance Co., LLC (Cost—$2,500,000)	0.657%	7/5/11	$2,500,000	$2,500,000	(b)
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost—$229,829)	0.120%	1/10/12	230,000	229,843	(h)(i)
Total Short-Term Investments (Cost — $2,729,829)				2,729,843
Total Investments — 99.6% (Cost — $276,565,919#)				260,923,154
Other Assets in Excess of Liabilities — 0.4%				1,132,062
Total Net Assets — 100.0%				$262,055,216

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of May 31, 2011.

(d)	Illiquid security (unaudited).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $277,975,666.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

28	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Statement of assets and liabilities

May 31, 2011

Assets:
Investments, at value (Cost — $276,565,919)	$260,923,154
Cash	974,177
Interest receivable	593,730
Receivable for Fund shares sold	151,950
Principal paydown receivable	73,506
Receivable from broker — variation margin on open futures contracts	1,281
Prepaid expenses	40,562
Other receivables	587
Total Assets	262,758,947

Liabilities:
Payable for Fund shares repurchased	342,220
Investment management fee payable	124,675
Service and/or distribution fees payable	84,698
Payable for securities purchased	3,301
Distributions payable	2,966
Accrued expenses	145,871
Total Liabilities	703,731
Total Net Assets	$262,055,216

Net Assets:
Par value (Note 7)	$300
Paid-in capital in excess of par value	330,180,147
Undistributed net investment income	22,203
Accumulated net realized loss on investments and futures contracts	(52,628,402)
Net unrealized depreciation on investments and futures contracts	(15,519,032)
Total Net Assets	$262,055,216

Shares Outstanding:
ClassA	19,583,549
ClassB	56,661
ClassC	8,574,127
ClassI	1,812,773

Net Asset Value:
ClassA (and redemption price)	$8.74
ClassB*	$8.50
ClassC (and redemption price)	$8.70
ClassI (and redemption price)	$8.72
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 2.25%)	$8.94

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	29

Statement of operations

For the Year Ended May 31, 2011

Investment Income:
Interest	$5,184,237
Dividends	844
Total Investment Income	5,185,081

Expenses:
Investment management fee (Note 2)	1,477,173
Service and/or distribution fees (Notes 2 and 5)	995,474
Transfer agent fees (Note 5)	123,163
Registration fees	64,574
Audit and tax	57,067
Shareholder reports	46,469
Legal fees	24,962
Fund accounting fees	11,624
Insurance	7,366
Trustees’ fees	4,522
Custody fees	2,942
Miscellaneous expenses	4,300
Total Expenses	2,819,636
Net Investment Income	2,365,445

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,416,528)
Futures contracts	1,005,944
Net Realized Loss	(3,410,584)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	14,399,507
Futures contracts	(323,092)
Change in Net Unrealized Appreciation (Depreciation)	14,076,415
Net Gain on Investments and Futures Contracts	10,665,831
Increase in Net Assets from Operations	$13,031,276

See Notes to Financial Statements.

30	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2011	2010

Operations:
Net investment income	$2,365,445	$3,099,590
Net realized loss	(3,410,584)	(4,699,419)
Change in net unrealized appreciation (depreciation)	14,076,415	32,974,965
Proceeds from settlement of a regulatory matter	—	749,081	†
Increase in Net Assets From Operations	13,031,276	32,124,217

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,910,590)	(4,207,786)
Decrease in Net Assets From Distributions to Shareholders	(3,910,590)	(4,207,786)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	66,257,527	48,087,656
Reinvestment of distributions	3,836,673	4,133,539
Cost of shares repurchased	(76,660,861)	(59,778,924)
Decrease in Net Assets From Fund Share Transactions	(6,566,661)	(7,557,729)
Increase in Net Assets	2,554,025	20,358,702

Net Assets:
Beginning of year	259,501,191	239,142,489
End of year*	$262,055,216	$259,501,191
*Includesundistributed net investment income of:	$22,203	$779,213

†	The Fund received $440,897, $11,164, $296,958 and $62 for Classes A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	31

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$8.44	$7.56	$8.83	$9.50	$9.52

Income (loss) from operations:
Net investment income	0.09	0.11	0.27	0.42	0.38
Net realized and unrealized gain (loss)	0.35	0.90	(1.25)	(0.64)	0.04
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—
Total income (loss) from operations	0.44	1.03	(0.98)	(0.22)	0.42

Less distributions from:
Net investment income	(0.14)	(0.15)	(0.29)	(0.45)	(0.44)
Total distributions	(0.14)	(0.15)	(0.29)	(0.45)	(0.44)

Net asset value, end of year	$8.74	$8.44	$7.56	$8.83	$9.50
Total return[2]	5.20%	13.66%[3]	(11.20)%	(2.41)%[4]	4.53%[4]

Net assets, end of year (millions)	$171	$170	$162	$176	$194

Ratios to average net assets:
Gross expenses	0.90%	0.90%	0.87%	0.87%	0.92%[5]
Net expenses[6]	0.90	0.90	0.87	0.87	0.90 [5,7]
Net investment income	1.03	1.37	3.46	4.56	4.03

Portfolio turnover rate	43%	53%	23%[8]	27%[8]	49%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%. Class A received $440,897 related to this distribution.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fees forgone and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229% and 81% for the years ended May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See Notes to Financial Statements.

32	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$8.46	$7.49	$8.74	$9.41	$9.43

Income (loss) from operations:
Net investment income	0.02	0.03	0.22	0.36	0.32
Net realized and unrealized gain (loss)	0.34	0.89	(1.24)	(0.65)	0.04
Proceeds from settlement of a regulatory matter	—	0.13	—	—	—
Total income (loss) from operations	0.36	1.05	(1.02)	(0.29)	0.36

Less distributions from:
Net investment income	(0.32)	(0.08)	(0.23)	(0.38)	(0.38)
Total distributions	(0.32)	(0.08)	(0.23)	(0.38)	(0.38)

Net asset value, end of year	$8.50	$8.46	$7.49	$8.74	$9.41
Total return[2]	4.27%	14.02%[3]	(11.77)%	(3.15)%[4]	3.88%[4]

Net assets, end of year (000s)	$482	$672	$1,296	$2,757	$5,397

Ratios to average net assets:
Gross expenses	1.79%	1.75%	1.58%	1.57%	1.54%[5]
Net expenses[6]	1.79	1.75	1.58	1.57	1.52 [5,7]
Net investment income	0.18	0.42	2.84	3.93	3.41

Portfolio turnover rate	43%	53%	23%[8]	27%[8]	49%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.27%. Class B received $11,164 related to this distribution.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[7]	Reflects fees forgone and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229% and 81% for the years ended May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$8.41	$7.52	$8.78	$9.45	$9.47

Income (loss) from operations:
Net investment income	0.04	0.07	0.23	0.37	0.33
Net realized and unrealized gain (loss)	0.35	0.89	(1.25)	(0.64)	0.04
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—
Total income (loss) from operations	0.39	0.99	(1.02)	(0.27)	0.37

Less distributions from:
Net investment income	(0.10)	(0.10)	(0.24)	(0.40)	(0.39)
Total distributions	(0.10)	(0.10)	(0.24)	(0.40)	(0.39)

Net asset value, end of year	$8.70	$8.41	$7.52	$8.78	$9.45
Total return[2]	4.65%	13.21%[3]	(11.69)%	(3.00)%[4]	3.97%[4]

Net assets, end of year (millions)	$75	$74	$68	$108	$169

Ratios to average net assets:
Gross expenses	1.48%	1.47%	1.45%	1.44%	1.46%[5]
Net expenses[6]	1.48	1.47	1.45	1.44	1.44 [5,7]
Net investment income	0.46	0.79	2.93	4.04	3.49

Portfolio turnover rate	43%	53%	23%[8]	27%[8]	49%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%. Class C received $296,958 related to this distribution.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[7]	Reflects fees forgone and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229% and 81% for the years ended May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See Notes to Financial Statements.

34	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$8.41	$7.55	$8.81	$9.49	$9.51

Income (loss) from operations:
Net investment income	0.10	0.13	0.31	0.45	0.40
Net realized and unrealized gain (loss)	0.34	0.89	(1.26)	(0.66)	0.05
Total income (loss) from operations	0.44	1.02	(0.95)	(0.21)	0.45

Less distributions from:
Net investment income	(0.13)	(0.16)	(0.31)	(0.47)	(0.47)
Total distributions	(0.13)	(0.16)	(0.31)	(0.47)	(0.47)

Net asset value, end of year	$8.72	$8.41	$7.55	$8.81	$9.49
Total return[2]	5.23%	13.63%	(10.88)%	(2.26)%[3]	4.80%[3]

Net assets, end of year (000s)	$15,814	$14,795	$8,588	$16,792	$17,253

Ratios to average net assets:
Gross expenses	0.73%	0.73%	0.61%	0.61%	0.65%[4]
Net expenses[5]	0.73 [6]	0.71 [6,7]	0.61	0.61	0.63 [4,7]
Net investment income	1.16	1.59	3.82	4.85	4.18

Portfolio turnover rate	43%	53%	23%[8]	27%[8]	49%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fees forgone and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229% and 81% for the years ended May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$96,511,852	—		$96,511,852
Asset-backed securities	—	34,065,720	—		34,065,720
Collateralized mortgage obligations	—	57,252,049	$1,204,467		58,456,516
Collateralized senior loans	—	15,536,471	6,601		15,543,072
U.S. government & agency obligations	—	53,291,257	—		53,291,257
Common stocks	$26,498	13,290	285,106		324,894
Warrants	—	—	0	*	0	*
Total long-term investments	$26,498	$256,670,639	$1,496,174		$258,193,311
Short-term investments†	—	2,729,843	—		2,729,843
Total investments	$26,498	$259,400,482	$1,496,174		$260,923,154
Other financial instruments:
Futures contracts	$126,703	—	—		$126,703
Total	$153,201	$259,400,482	$1,496,174		$261,049,857

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$2,970	—	—		$2,970

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	37

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Collateralized Mortgage Obligations	Collateralized Senior Loans	Common Stocks	Warrants		TOTAL
Balance as of May 31, 2010	—	—	—	$0	*	$0	*
Accrued premiums/discounts	—	—	—	—		—
Realized gain(loss)[1]	—	—	—	—		—
Change in unrealized appreciation (depreciation)[2]	$1,444	—	—	—		1,444
Net purchases (sales)	1,203,023	$6,601	—	—		1,209,624
Transfers into Level 3	—	—	$285,106	—		285,106
Transfers out of Level 3	—	—	—	—		—
Balance as of May 31, 2011	$1,204,467	$6,601	$285,106	$0	*	$1,496,174
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2011[2]	$1,444	—	—	—		$1,444

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates, or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

38	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	39

stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

40	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$9,454,718	$(9,454,718)
(b)	$788,135	(788,135)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carry forward.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	41

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. There is no CDSC on Class C shares. However, if you exchange Class C shares that were not subject to a CDSC when initially purchased for Class C shares of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or

42	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2011, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2011, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$82,313,815	$29,570,908
Sales	93,390,410	25,208,746

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,368,610
Gross unrealized depreciation	(19,421,122)
Net unrealized depreciation	$(17,052,512)

At May 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	84	3/12	$20,772,586	$20,897,100	$124,514
U.S. Treasury 5-Year Notes	14	9/11	1,665,780	1,667,969	2,189
					126,703
Contracts to Sell:
U.S. Treasury 2-Year Notes	10	9/11	2,188,905	2,191,875	(2,970)
Net unrealized gain on open futures contracts					$123,733

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	43

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2011.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$126,703

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$2,970

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the year. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$1,005,944
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(323,092)

During the year ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$32,279,302
Futures contracts (to sell)	1,112,251

5. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

44	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended May 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$436,122	$33,277
Class B	3,539	1,899
Class C	555,813	68,820
Class I	—	19,167
Total	$995,474	$123,163

6. Distributions to shareholders by class

	Year Ended May 31, 2011	Year Ended May 31, 2010
Net Investment Income:
Class A	$2,754,765	$3,068,766
Class B	13,279	9,399
Class C	853,817	900,997
Class I	288,729	228,624
Total	$3,910,590	$4,207,786

7. Shares of beneficial interest

At May 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,543,583	$30,553,387	3,098,357	$25,225,533
Shares issued on reinvestment	315,595	2,728,693	373,393	3,039,043
Shares repurchased	(4,409,940)	(38,149,509)	(4,700,946)	(38,384,936)
Net decrease	(550,762)	$(4,867,429)	(1,229,196)	$(10,120,360)

Class B
Shares sold	38,035	$324,131	4,581	$37,524
Shares issued on reinvestment	1,348	11,399	1,084	8,670
Shares repurchased	(62,107)	(532,463)	(99,401)	(792,146)
Net decrease	(22,724)	$(196,933)	(93,736)	$(745,952)

Class C
Shares sold	1,689,822	$14,584,577	1,915,472	$15,527,942
Shares issued on reinvestment	96,768	832,502	106,304	859,758
Shares repurchased	(2,008,545)	(17,287,693)	(2,224,188)	(18,145,703)
Net decrease	(221,955)	$(1,870,614)	(202,412)	$(1,758,003)

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	45

	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Amount	Shares	Amount

Class I
Shares sold	2,402,994	$20,795,432	890,695	$7,296,657
Shares issued on reinvestment	30,571	264,079	27,739	226,068
Shares repurchased	(2,380,674)	(20,691,196)	(296,447)	(2,456,139)
Net increase	52,891	$368,315	621,987	$5,066,586

8. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 6/30/2011	$0.007680	$0.003748	$0.003211	$0.009498

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$3,910,590	$4,207,786

As of May 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$153,697
Capital loss carryforward*	(46,343,985)
Other book/tax temporary differences(a)	(5,006,164)
Unrealized appreciation (depreciation)(b)	(16,928,779)
Total accumulated earnings (losses) — net	$(68,125,231)

*	As of May 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2012	$(17,116,336)
5/31/2013	(8,149,308)
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)
5/31/2016	(2,860,722)
5/31/2018	(7,083,430)
5/31/2019	(2,125,046)
$(46,343,985)

These amounts will be available to offset any future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

46	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed-income securities and book/tax differences in the treatment of certain securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	47

Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the

48	Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answers will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of two of the plaintiff’s claims brought pursuant to various provisions of the 1940 Act and Massachusetts state law. With regard to the third claim, a derivative state-law claim for breach of fiduciary duty to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending May 31, 2012.

Legg Mason Western Asset Adjustable Rate Income Fund 2011 Annual Report	49

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Adjustable Rate Income Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Adjustable Rate Income Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 19, 2011

50	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Adjustable Rate Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Adjustable Rate Income Fund	51

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

52	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Legg Mason Western Asset Adjustable Rate Income Fund	53

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

54	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Adjustable Rate Income Fund	55

Additional Officers con’t
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Adjustable Rate Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/11 SR11-1419

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2010 and May 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,200 in 2010 and $51,400 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,400 in 2010 and $3,000 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 26, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: July 26, 2011